UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     September 14, 2006


                                DERMISONICS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                    000-32903               98-0233859
           ------                    ---------               ----------
(State or other jurisdiction        (Commission             IRS Employer
     of incorporation)              File Number)         Identification No.)


               2 Park Plaza, Suite 450, Irvine, California  92614
               --------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 949-733-1101

          -----------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On September 14, 2006, Dermisonics, Inc. (the "Company") sold 1,300,000 restricted shares of its common stock, par value $.001 (the "Share"), to Mercatus & Partners, LP ("Mercatus") for a purchase price of $.25 per share for total proceeds of $325,000. The $.25 per share price represented an $.11 per share premium over the closing price of $.14 per share on September 13, 2006. In connection with the sale of the shares, the Company also issued a common stock purchase warrant (the "Warrant") entitling Mercatus to purchase an additional 1,300,000 shares at an exercise price of $.25 per share. The Warrant expires on September 30, 2009. The Shares and the Warrants were issued pursuant to Regulation S promulgated under the Securities Act of 1933.

     The proceeds of the sale of the shares will be used for general working capital purposes, including costs associated with the HPT-2 human pilot trial being conducted on the Company's U-Strip technology, a patented electronic system that uses a specialized form of ultrasound waves to enhance the delivery of drugs through the skin and into the bloodstream from a specially modified patch.

     The agreement previously announced on March 22, 2006, which provided for the sale to Mercatus of 7,200,000 shares for $4,134,240 ($.57 per share) is being renegotiated due to the decline of the market value of the Company's stock from the original date of the agreement to September 14, 2006. However, there is no assurance that an agreement for additional financing will be reached.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.  Furnished pursuant to Items 2.02 and 7.01.

     10.88 Warrant issued to Mercatus & Partners, LP dated September 14, 2006, expiring September 30, 2009 at an exercise price of $.25 per share


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DERMISONICS, INC.


Date: September 19, 2006                By: /s/ Bruce H. Haglund
                                            --------------------------------
                                        Bruce H. Haglund, Chairman